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                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference into the previously filed Registration Statements of The Manitowoc Company, Inc., on Form S-8 (Numbers 333-40622, 333-37266, 333-11731 and 333-11729) of our report dated April 19,
2001 with respect to the consolidated financial statements of Potain Group S.A., included in this Current Report on Form 8-K.


                                        Ernst and Young Audit


                                        Represented by Daniel Mary-Dauphin


May 11, 2001
Lyon, France